Exhibit 99.1

SUBJECT TO REVISION

Computational Materials

$1,091,200,000

(Approximate)

Accredited Mortgage Loan Trust 2005-3

Asset-Backed Notes

Accredited Home Lenders, Inc.

(Sponsor and Servicer)

DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient’s specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction (“tax treatment”) and any fact that may be relevant to understanding the tax treatment of the transaction described herein (“tax structure”) and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority’s rules).

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

$1,091,200,000

(Approximate)(1)(4)

Accredited Mortgage Loan Trust 2005-3

Asset-Backed Notes

Overview of the Notes

Notes	Approximate Note Principal Balance(1) (4)	Primary Collateral Group	Credit Enhancement (Initial/ Fully Funded)	Interest Rate	Estimated WAL (yrs) (Call / Mat)(2)	Principal Payment Window (Call / Mat)(2) (3)	Expected S&P/Moody’s/ DBRS Ratings
A-1	357,486,000	Group I	17.55%/19.50%	Not Offered			AAA/Aaa/AAA
A-2A	249,000,000	Group II	17.55%/19.50%	LIBOR + [ ]%	1.00 / 1.00	1 - 22 /1 - 22	AAA/Aaa/AAA
A-2B	89,300,000	Group II	17.55%/19.50%	LIBOR + [ ]%	2.00 / 2.00	22 - 27 / 22 - 27	AAA/Aaa/AAA
A-2C	151,400,000	Group II	17.55%/19.50%	LIBOR + [ ]%	3.50 / 3.50	27 - 71 / 27 - 71	AAA/Aaa/AAA
A-2D	59,764,000	Group II	17.55%/19.50%	LIBOR + [ ]%	6.71 / 9.04	71 - 82 /71 - 203	AAA/Aaa/AAA
M-1	36,850,000	Group I & II	14.20%/16.15%	LIBOR + [ ]%	4.81 / 5.39	42 - 82 /42 - 165	AA+/Aa1/AA (H)
M-2	34,100,000	Group I & II	11.10%/13.05%	LIBOR + [ ]%	4.76 / 5.32	40 - 82 /40 - 157	AA+/Aa2/AA (H)
M-3	23,100,000	Group I & II	9.00%/10.95%	LIBOR + [ ]%	4.73 / 5.26	40 - 82 / 40 -148	AA/Aa3/AA
M-4	17,600,000	Group I & II	7.40%/9.35%	LIBOR + [ ]%	4.71 / 5.22	39 - 82 / 39 -141	AA-/A1/AA (L)
M-5	17,600,000	Group I & II	5.80%/7.75%	LIBOR +[ ]%	4.70 / 5.18	38 - 82 / 38 -135	A+/A2/A (H)
M-6	14,850,000	Group I & II	4.45%/6.40%	LIBOR + [ ]%	4.68 / 5.12	38 - 82 / 38 -127	A/A3/A
M-7	15,400,000	Group I & II	3.05%/5.00%	LIBOR + [ ]%	4.68 / 5.06	38 - 82 /38 - 120	A-/Baa1/A (L)
M-8	12,100,000	Group I & II	1.95%/3.90%	LIBOR + [ ]%	4.67 / 4.97	37 - 82 / 37 -110	BBB+/Baa2/BBB (H)
M-9	12,650,000	Group I & II	0.80%/2.75%	LIBOR + [ ]%	4.66 / 4.84	37 -82 /37 - 100	BBB/Baa3/BBB

(1)	The principal balances of the notes are calculated using the scheduled principal balances of the mortgage loans as of the Cut-off Date.

(2)	Assuming payment based on the prepayment pricing speeds outlined in “Key Terms - Pricing Prepayment Assumption” and to Optional Clean-up Call.

(3)	The Last Scheduled Payment Date for the notes is the Payment Date in September 2035.

(4)	The initial principal balance of the notes will be subject to an upward or downward variance of no more than approximately 5%.

Selected Mortgage Pool Data (5)

	Group I		Group II		Aggregate
	Adjustable	Fixed	Adjustable	Fixed
Scheduled Principal Balance ($):	312,383,165	113,678,869	458,495,823	196,370,576	1,080,928,433
Number of Mortgage Loans:	1,781	873	2,257	1,343	6,254
Average Scheduled Principal Balance ($):	175,398	130,216	203,144	146,218	172,838
Weighted Average Gross Coupon (%):	7.135	7.121	7.212	6.831	7.111
Weighted Average Net Coupon (%): (6)	6.633	6.619	6.71	6.329	6.609
Weighted Average FICO Score:	638	626	630	645	635
Weighted Average Original LTV Ratio (%): (7)	79.96	74.2	78.32	75.46	77.84
Weighted Average Stated Remaining Term (mos.):	359	342	359	342	354
Weighted Average Seasoning (mos.):	1	1	1	1	1
Weighted Average Months to Roll: (8)	23	—	24	—	24
Weighted Average Gross Margin (%): (8)	5.58	—	5.698	—	5.65
Weighted Average Initial Rate Cap (%): (8)	1.499	—	1.497	—	1.498
Weighted Average Periodic Rate Cap(%) : (8)	1.499	—	1.497	—	1.498
Weighted Average Gross Maximum Lifetime Rate (%): (8)	14.132	—	14.211	—	14.179

(5)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool, as of the Cut-off Date, unless otherwise noted.

(6)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.

(7)	LTV refers to LTV for first lien loans and CLTV for second lien loans.

(8)	Calculated based on the aggregate scheduled principal balance of the adjustable rate mortgage loans, in the related mortgage pool, as of the Cut-off Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Time Table

Closing Date:	On or about August 25, 2005

Cut-off Date:	With respect to the mortgage loans originated on or before August 1, 2005, the close of business on August 1, 2005. With respect to the mortgage loans originated after August 1, 2005, the origination date of such mortgage loans.

Pricing Date:	Week of August 8, 2005

First Payment Date:	September 26, 2005

Final Stated Maturity Date:	Payment Date in September 2035

Key Terms

Offered Notes:	Class A Notes and Class M Notes The Class A-1 Notes are not being offered hereby but will be offered pursuant to the Prospectus Supplement.

Class A Notes:	Class A-1 and A-2 Notes

Class A-2 Notes:	Class A-2A, A-2B, A-2C and A-2D Notes

Class M Notes:	Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes

Issuer:	Accredited Mortgage Loan Trust 2005-3. The Issuer will be expected to be a Delaware statutory trust and wholly owned by the Seller.

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust

Lead Managers:	Morgan Stanley and Credit Suisse First Boston

Co-Managers:	Barclays Capital and Goldman Sachs

Indenture Trustee:	LaSalle Bank, NA

Owner Trustee:	U.S. Bank Trust National Association

Swap Provider:	TBD

Servicing Fee:	50.0 bps

Trustee Fee:	0 bps

Payment Date:	25th day of the month, or if the 25th day of the month is not a business day, the next business day.

Record Date:	For any Payment Date, the last business day immediately preceding the related Payment Date.

Delay Days:	0 day delay

Prepayment Period:	For any Payment Date, the period commencing on the 16th day of the month preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the 15th day of the month in which such Payment Date occurs.

Due Period:	For any Payment Date, the period commencing on the 2nd business day of the month preceding the month in which the Payment Date occurs and ending on the 1st day of the month in which such Payment Date occurs.

Day Count:	Actual/360 basis.

Interest Accrual Period:	For any Payment Date, the period commencing on the prior Payment Date (or in the case of the first Payment Date, from the Closing Date) and ending on the day preceding such Payment Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Pricing Prepayment Assumption:

Adjustable-rate Mortgage Loans are assumed to prepay at 2% CPR in month 1 of the life of the loan, building linearly to 30% CPR in month 12, remaining at 30% CPR through month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

Fixed-rate Mortgage Loans are assumed to prepay at 4% CPR in month 1 of the life of the loan, building linearly to 20% CPR over 12 months, and remaining at 20% CPR thereafter.

Mortgage Loans:

On the Closing Date, the assets of the trust will include a pool of subprime, fixed and adjustable rate, first and second lien residential mortgage loans with an aggregate scheduled principal balance of approximately $1,100,000,000, as of the Cut-off Date.

The statistical calculation pool described herein consists of 6,254 loans with an aggregate scheduled principal balance of approximately $1,080,928,433 as of the Cut-off Date.

The Mortgage Loans will be divided into two groups, Group I and Group II.

The Group I Mortgage Loans will consist of mortgage loans that conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Group II Mortgage Loans will consist of mortgage loans that may or may not conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Class A-1 Notes primarily represent indebtedness secured by the Group I Mortgage Loans. The Class A-2 Notes primarily represent indebtedness secured by the Group II Mortgage Loans. The Class M Notes represent indebtedness secured by both the Group I Mortgage Loans and the Group II Mortgage Loans.

Delinquency Advances:	The Servicer will advance principal and interest, subject to recoverability.

Compensating Interest:	For any Payment Date, the Servicer will fund an amount equal to the lesser of (i) the aggregate of the prepayment interest shortfalls on the mortgage loans for the related Payment Date resulting from principal prepayments in full during the related Prepayment Period and (ii) its aggregate Servicing Fee with respect to the related Due Period.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call, based upon the note principal balance (after applying the current period’s distributions) divided by the original note principal balance.

Denomination:	$25,000 and integral multiples of $1,000 in excess thereof.

Registration:	Book-entry through DTC, Euroclear and Clearstream.

SMMEA Eligibility:	The notes are not expected to be SMMEA eligible.

ERISA Eligibility:	The notes are expected to be ERISA eligible.

Tax Treatment:	Debt for federal income tax purposes.

Credit Enhancement:	1. Net Swap Payments received from the Swap Provider, if any 2. Excess spread 3. Prepayment penalties 4. Overcollateralization 5. Subordination

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Interest Distributions on the Notes

On each Payment Date, Available Funds will be allocated as follows:

(i)	from Available Funds, to the Swap Provider all net swap payments and swap termination payments (other than a Defaulted Swap Termination Payment) owed to the Swap Provider pursuant to the swap agreement;

(ii)	Concurrently,

(a)	from the Distributable Interest Amount related to the Group I Mortgage Loans, to the Class A-1 Notes, their Accrued Note Interest, and any unpaid Accrued Note Interest from prior Payment Dates;

(b)	from the Distributable Interest Amount related to the Group II Mortgage Loans, concurrently, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, their Accrued Note Interest and any unpaid Accrued Note Interest from prior Payment Dates allocated based on their entitlement to those amounts;

provided, that if the Distributable Interest Amount for either group of mortgage loans is insufficient to make the related payments set forth in clause (a) or (b) above, as applicable, any Distributable Interest Amount relating to the other group of mortgage loans remaining after making the related payments set forth in clause (a) or (b) above, as applicable, will be available to cover that shortfall; and

(iii)	from any remaining Distributable Interest Amount, to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, their Accrued Note Interest.

Definitions Related to Interest Distributions

Accrued Note Interest. For any Payment Date and each class of notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such Payment Date at the related Interest Rate, as reduced by any net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act provided, however that in the case of any Class M Note, such amount shall be reduced by the amount described in clause (a) in the definition of Deferred Interest allocated to such class.

Available Funds. For any Payment Date, the sum of the following amounts: (i) all scheduled collections of principal and interest on the mortgage loans due and received by the Servicer during the related Due Period, (ii) all partial prepayments other than pay-aheads of principal and other amounts collected on account of principal, including net REO proceeds, net liquidation proceeds and insurance proceeds, if any, collected by the Servicer during the previous calendar month, (iii) all principal prepayments in full collected by the Servicer during the related Prepayment Period (iv) all Delinquency Advances made with respect to payments due to be received on the mortgage loans during the related Due Period and Compensating Interest paid, by the Servicer (v) any other amounts required to be placed in the collection account by the Servicer pursuant to the sale and servicing agreement, (vi) any net swap payment received from the Swap Provider, (vii) the proceeds from repurchases of mortgage loans, and (viii) all proceeds received with respect to any Optional Clean-up Call.

Available Funds Cap. For any Payment Date and any class of notes, the quotient of (i) the product of (a) the Distributable Interest Amount for such Payment Date multiplied by (b) the quotient of (I) 360 divided by (II) the actual number of days in the Interest Accrual Period, divided by (ii) the aggregate Class Note Balance of all classes of notes on the first day of the Interest Accrual Period (after taking into account payments of principal on such day).

Basis Risk Carry Forward Amount. For any Payment Date, and any class of notes, the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of notes at such notes’ applicable Interest Rate (without regard to the Available Funds Cap) over interest due on such class of notes at a rate equal to their capped Interest Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at such notes’ applicable Interest Rate (without regard to the Available Funds Cap, as applicable).

Defaulted Swap Termination Payment. Any termination payment required to be made by the trust to the Swap Provider pursuant to the swap agreement as a result of (a) a default with respect to which the Swap Provider is the defaulting party, (b) a termination event (other than illegality or tax event) with respect to which the Swap Provider is the sole affected party, or (c) a termination resulting from a downgrade event with respect to the Swap Provider.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Distributable Interest Amount. For any Payment Date and group, the portion of the Interest Remittance Amount related to such group, plus (a) such group’s share of any swap receipts and minus (b) such group’s share of any swap outflows. Swap receipts and outflows will be allocated to each group pro-rata based on the aggregate scheduled principal balance of the mortgage loans in the related group.

Interest Rate. For each class of notes, the lesser of (i) one-month LIBOR plus the related margin (subject to the Step-Up Coupon provisions below), and (ii) the Available Funds Cap.

Interest Remittance Amount. For any Payment Date, the portion of Available Funds attributable to interest received or advanced on the mortgage loans less the Servicing Fee and the Trustee Fee and certain indemnification liabilities of the issuer to the Indenture Trustee and the Owner Trustee.

Step-Up Coupons. For each class of notes, the coupon margin will increase after the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Notes will increase to 2 times the margin at issuance and the margin for the Class M Notes will increase to 1.5 times the margin at issuance.

Unpaid Interest Shortfall Amount. With respect to each class of Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Principal Distributions on the Notes

On each Payment Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, the Group I Principal Distribution Amount, until its Class Note Balance has been reduced to zero;

(b)	to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially and in that order, the Group II Principal Distribution Amount, until their respective Class Note Balances have been reduced to zero;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Class Note Balance of all of the Class A Notes has been reduced to zero;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially, and in that order, until their respective Class Note Balances have been reduced to zero.

On each Payment Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently, based on the Class A Principal Allocation Percentage, and up to the amount required to achieve the Targeted Credit Enhancement Percentage for the Class A Notes in the aggregate,

(a)	to the Class A-1 Notes, from the Group I Principal Distribution Amount;

(b)	to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially and in that order, from the Group II Principal Distribution Amount;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Targeted Credit Enhancement Percentage for the Class A Notes has been reached in the aggregate;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, until the credit enhancement supporting each class is equal to the related Targeted Credit Enhancement Percentage for such Payment Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Definitions Related to Principal Distributions

Basic Principal Distribution Amount. On any Payment Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Class A Principal Allocation Percentage. For any Payment Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date; and (ii) in the case of the Class A-2 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date.

Credit Enhancement Percentage. For any class of notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Class Note Balance of the class or classes subordinate thereto (including any overcollateralization and taking into account distributions of the Principal Distribution Amount for such Payment Date) by (y) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period.

Targeted Credit Enhancement Percentage

Class	On and after Stepdown Date
A	39.00%
M-1	32.30%
M-2	26.10%
M-3	21.90%
M-4	18.70%
M-5	15.50%
M-6	12.80%
M-7	10.00%
M-8	7.80%
M-9	5.50%

Extra Principal Distribution Amount. For any Payment Date, the lesser of (i) the excess of (x) the sum of (a) the Distributable Interest Amount for such Payment Date and (b) the amount of any prepayment penalties collected during the related Prepayment Period, over (y) the sum of interest payable on the notes on such Payment Date and (ii) the Overcollateralization Deficiency for such Payment Date.

Excess Subordinated Amount. For any Payment Date, the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any of (i) the Overcollateralization Amount, over (ii) the Target Overcollateralization Amount for such Payment Date.

Group I Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes.

Group II Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes.

Overcollateralization Amount. For any Payment Date, the amount, if any, by which (x) the aggregate scheduled principal balance of the mortgage loans as of the end of the related Due Period exceeds (y) the aggregate Class Note Balance of the notes, after giving effect to payments on such Payment Date.

Overcollateralization Deficiency. For any Payment Date, the amount, if any, by which (x) the Target Overcollateralization Amount for such Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after giving effect to the reduction on such Payment Date of the Class Note Balances of the notes resulting from the payment of the Principal Remittance Amount on such Payment Date.

Principal Distribution Amount. On any Payment Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Principal Remittance Amount. On any Payment Date, the sum of

(i)	all scheduled collections of principal due and received by the Servicer during the related Due Period or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all full prepayments received during the related Prepayment Period,

(iii)	the principal portion of all partial prepayments, including net REO proceeds, net liquidation proceeds and net insurance proceeds received during the prior month,

(iv)	the principal portion of the repurchase price for any repurchased mortgage loans,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a mortgage loan as of such Payment Date, and

(vi)	the principal portion of the proceeds received if the Optional Clean-Up Call is exercised or if the Trust is terminated.

Senior Credit Enhancement Percentage. The Credit Enhancement Percentage for the Class A Notes.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Note Balance of the Class A Notes have been reduced to zero and (B) the later to occur of:

(x) the Payment Date occurring in September 2008; and

(y) the first Payment Date on which the Senior Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries on the mortgage loans during the related Due Period, but before giving effect to payments on any of the notes on such Payment Date) for the Class A Notes is greater than or equal to 39.00%.

Target Overcollateralization Amount. For any Payment Date, (a) prior to the Step-down Date, approximately 2.75% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date and (b) on or after the Step-down Date, so long as a Trigger Event is not in effect, approximately 5.50% of the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date. If a Trigger Event is in effect, then the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the prior Payment Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Allocation of Net Monthly Excess Cashflow

For any Payment Date, any Available Funds remaining after making all payments of accrued interest and principal as described above will be deemed “Net Monthly Excess Cashflow” and paid as follows:

(i)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, their Unpaid Interest Shortfall Amount;

(ii)	concurrently, any Basis Risk Carry Forward Amount to each class of Class A Notes, pro rata based on each class’ respective Basis Risk Carry Forward Amount;

(iii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, any Basis Risk Carry Forward Amount for such classes;

(iv)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, any Deferred Interest in respect of any Principal Deficiency Amount allocated to such classes;

(v)	to the Swap Provider, any Defaulted Swap Termination Payment; and

(vi)	to the trust certificates, any remaining amounts.

All realized losses on the mortgage loans will be allocated on each Payment Date first to excess cash flow, second to prepayment penalties, and third, in reduction of the overcollateralization amount. Realized losses will not be allocated to the notes, however if excess cash flow and overcollateralization are insufficient to absorb realized losses a Principal Deficiency Amount will be created with respect to the Class M Notes.

Deferred Interest. For any class of Class M notes and any Payment Date, the sum of (a) the aggregate amount of interest accrued during the related Interest Accrual Period on the portion of the Principal Deficiency Amount allocated to that class, (b) any amounts described in clause (a) for such class for prior Payment Dates that remain unpaid, and (c) interest accrued for the Interest Accrual Period related to such Payment Date on the amount in clause (b).

Principal Deficiency Amount. For any Payment Date, the excess, if any, of the aggregate Class Note Balance of the notes, immediately prior to such Payment Date over the aggregate scheduled principal balance of the mortgage loans as of the first day of the related Due Period. The total Principal Deficiency Amount will be allocated among the Class M Notes in reverse order of seniority.

Unpaid Interest Shortfall Amount. With respect to each class of Class M Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Trigger Events <<PRELIMINARY>>

A Trigger Event is in effect on any Payment Date if (i) on that Payment Date the 60+ day rolling average equals or exceeds [42]% of the Senior Credit Enhancement Percentage (the 60 day+ rolling average will equal the rolling 3 month average percentage of mortgage loans that are 60 or more days delinquent including mortgage loans in foreclosure and all REO property) or (ii) during such period, the aggregate amount of realized losses incurred (less any subsequent recoveries) since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date, (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Payment Dates	Cumulative Realized Loss Percentage
September 2007 to August 2008	[1.250]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter (e.g., approximately [2.000]% in March 2008)

September 2008 to August 2009	[2.750]% for the first month, plus an additional 1/12th of [1.25]% for each month thereafter (e.g., approximately [3.375]% in March 2009)

September 2009 to August 2010	[4.000]% for the first month, plus an additional 1/12th of [1.25]% for each month thereafter (e.g., approximately [4.625]% in March 2010)

September 2010 to August 2011	[5.250]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter (e.g., approximately [5.625]% in March 2011)

September 2011 and thereafter	[6.000]%

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Swap Agreement

On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of approximately $1,100,000,000 that will amortize approximately in accordance with the schedule shown below. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.55]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Payment Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party.

Period	Approximate Notional Balance ($)	Period	Approximate Notional Balance ($)
1	1,100,000,000.00	32	144,050,262.97
2	1,092,156,913.15	33	139,496,625.63
3	1,081,042,995.39	34	135,090,734.92
4	1,066,627,765.45	35	130,501,366.91
5	1,048,659,016.53	36	123,541,068.44
6	1,027,374,670.24	37	119,586,253.55
7	1,003,164,681.52	38	115,912,595.20
8	975,818,129.20	39	112,351,660.63
9	945,453,014.96	40	108,899,961.35
10	912,219,442.15	41	105,554,119.44
11	876,302,565.37	42	102,310,863.90
12	838,238,667.47	43	99,167,027.09
13	801,852,439.14	44	96,119,541.30
14	767,105,331.68	45	93,165,435.47
15	733,921,421.99	46	90,301,832.01
16	702,228,372.31	47	87,525,943.70
17	671,957,258.73	48	84,835,070.78
18	643,042,407.99	49	82,226,598.06
19	615,421,242.18	50	79,697,992.20
20	589,034,130.84	51	77,246,799.00
21	563,804,089.08	52	74,870,640.88
22	537,775,161.80	53	72,567,214.38
23	473,123,436.69	54	70,334,287.80
24	190,278,493.18	55	68,169,698.82
25	181,477,683.51	56	66,071,352.36
26	175,207,139.59	57	64,037,218.35
27	169,241,999.35	58	62,065,329.71
28	163,850,564.65	59	60,140,510.27
29	158,651,263.27	60	58,086,342.84
30	153,622,010.91	61+	0.00
31	148,756,903.70

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Available Funds Cap Schedule (1)(2)

PERIOD	CAP RATE (%)	PERIOD	CAP RATE (%)
1	22.17	42	14.79
2	22.24	43	15.79
3	22.15	44	14.80
4	22.19	45	15.06
5	22.07	46	14.73
6	21.99	47	15.00
7	22.14	48	15.18
8	21.79	49	15.20
9	21.73	50	15.47
10	21.49	51	15.12
11	21.39	52	15.38
12	21.10	53	15.04
13	20.89	54	15.02
14	20.78	55	15.96
15	20.48	56	14.94
16	20.36	57	15.20
17	20.06	58	14.85
18	19.85	59	15.11
19	19.97	60	14.77
20	19.46	61	10.29
21	19.37	62	10.61
22	19.04	63	10.23
23	18.20	64	10.54
24	12.38	65	10.18
25	12.48	66	10.15
26	12.75	67	11.21
27	12.60	68	10.09
28	12.82	69	10.40
29	12.63	70	10.03
30	13.47	71	10.34
31	14.05	72	9.98
32	13.56	73	9.95
33	13.80	74	10.25
34	13.57	75	9.89
35	13.81	76	10.19
36	14.30	77	9.83
37	14.39	78	9.81
38	14.37	79	10.45
39	14.07	80	9.75
40	14.31	81	10.04
41	14.03	82	9.69

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00%.

(2)	Schedule shown to Call.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Available Excess Spread (1)(2)

PERIOD	EXCESS SPREAD (%)	PERIOD	EXCESS SPREAD (%)
1	1.79	42	3.47
2	1.80	43	3.81
3	1.81	44	3.45
4	1.82	45	3.56
5	1.82	46	3.42
6	1.83	47	3.52
7	1.87	48	3.41
8	1.85	49	3.39
9	1.87	50	3.49
10	1.86	51	3.34
11	1.88	52	3.44
12	1.87	53	3.30
13	1.87	54	3.30
14	1.89	55	3.65
15	1.86	56	3.27
16	1.89	57	3.37
17	1.85	58	3.23
18	1.85	59	3.34
19	1.95	60	3.20
20	1.84	61	3.08
21	1.88	62	3.23
22	1.83	63	3.05
23	1.87	64	3.20
24	2.59	65	3.02
25	2.65	66	3.01
26	2.75	67	3.49
27	2.62	68	2.98
28	2.73	69	3.13
29	2.61	70	2.95
30	3.37	71	3.09
31	3.68	72	2.92
32	3.44	73	2.90
33	3.55	74	3.05
34	3.42	75	2.87
35	3.53	76	3.02
36	3.57	77	2.83
37	3.57	78	2.82
38	3.59	79	3.14
39	3.48	80	2.79
40	3.58	81	2.93
41	3.45	82	2.75

(1)	Assumes One-Month LIBOR and Six-Month LIBOR are equal to their respective forward curves and prepayments equal to 100% of the Prepayment Assumption.

(2)	Schedule shown to Call.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Breakeven CDR Table*

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans when the referenced Class begins to incur a principal deficiency. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown), and (5) 1-month and 6-month LIBOR are equal to their respective forward curves.

	CDR Break %	Cumulative Loss %
Class M1	23.29	19.34
Class M2	18.66	16.68
Class M3	15.86	14.88
Class M4	13.87	13.48
Class M5	12.01	12.09
Class M6	10.51	10.89
Class M7	8.98	9.59
Class M8	7.84	8.57
Class M9	6.93	7.72

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Call

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class A-1
Average Life (yrs)	4.61	3.21	2.42	1.87	1.45
Principal Payment Window (Mths)	1 - 161	1 - 110	1 - 82	1 - 64	1 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class A-2A
Average Life (yrs)	1.57	1.21	1.00	0.87	0.77
Principal Payment Window (Mths)	1 - 35	1 - 25	1 - 22	1 - 18	1 - 15
Expected Final Maturity	7/25/2008	9/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A-2B
Average Life (yrs)	3.61	2.49	2.00	1.74	1.50
Principal Payment Window (Mths)	35 - 52	25 - 35	22 - 27	18 - 23	15 - 21
Expected Final Maturity	12/25/2009	7/25/2008	11/25/2007	7/25/2007	5/25/2007

Class A-2C
Average Life (yrs)	7.20	4.88	3.50	2.41	2.04
Principal Payment Window (Mths)	52 - 140	35 - 95	27 - 71	23 - 56	21 - 30
Expected Final Maturity	4/25/2017	7/25/2013	7/25/2011	4/25/2010	2/25/2008

Class A-2D
Average Life (yrs)	13.18	9.00	6.71	5.24	2.97
Principal Payment Window (Mths)	140 - 161	95 - 110	71 - 82	56 - 64	30 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Call

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class M-1
Average Life (yrs)	8.98	6.11	4.81	4.56	4.33
Principal Payment Window (Mths)	53 - 161	37 - 110	42 - 82	49 - 64	52 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-2
Average Life (yrs)	8.98	6.11	4.76	4.31	4.33
Principal Payment Window (Mths)	53 - 161	37 - 110	40 - 82	45 - 64	52 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-3
Average Life (yrs)	8.98	6.11	4.73	4.17	4.22
Principal Payment Window (Mths)	53 - 161	37 - 110	40 - 82	43 - 64	48 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-4
Average Life (yrs)	8.98	6.11	4.71	4.10	4.00
Principal Payment Window (Mths)	53 - 161	37 - 110	39 - 82	42 - 64	46 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-5
Average Life (yrs)	8.98	6.11	4.70	4.04	3.85
Principal Payment Window (Mths)	53 - 161	37 - 110	38 - 82	40 - 64	43 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-6
Average Life (yrs)	8.98	6.11	4.68	4.00	3.74
Principal Payment Window (Mths)	53 - 161	37 - 110	38 - 82	40 - 64	42 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-7
Average Life (yrs)	8.98	6.11	4.68	3.96	3.66
Principal Payment Window (Mths)	53 - 161	37 - 110	38 - 82	39 - 64	40 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-8
Average Life (yrs)	8.98	6.11	4.67	3.94	3.60
Principal Payment Window (Mths)	53 - 161	37 - 110	37 - 82	38 - 64	39 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-9
Average Life (yrs)	8.98	6.11	4.66	3.92	3.55
Principal Payment Window (Mths)	53 - 161	37 - 110	37 - 82	38 - 64	38 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Maturity

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class A-1
Average Life (yrs)	4.93	3.46	2.62	2.02	1.47
Principal Payment Window (Mths)	1 - 312	1 - 242	1 - 188	1 - 147	1 - 114
Expected Final Maturity	8/25/2031	10/25/2025	4/25/2021	11/25/2017	2/25/2015

Class A-2A
Average Life (yrs)	1.57	1.21	1.00	0.87	0.77
Principal Payment Window (Mths)	1 - 35	1 - 25	1 - 22	1 - 18	1 - 15
Expected Final Maturity	7/25/2008	9/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A-2B
Average Life (yrs)	3.61	2.49	2.00	1.74	1.50
Principal Payment Window (Mths)	35 - 52	25 - 35	22 - 27	18 - 23	15 - 21
Expected Final Maturity	12/25/2009	7/25/2008	11/25/2007	7/25/2007	5/25/2007

Class A-2C
Average Life (yrs)	7.20	4.88	3.50	2.41	2.04
Principal Payment Window (Mths)	52 - 140	35 - 95	27 - 71	23 - 56	21 - 30
Expected Final Maturity	4/25/2017	7/25/2013	7/25/2011	4/25/2010	2/25/2008

Class A-2D
Average Life (yrs)	16.79	11.96	9.04	7.17	3.78
Principal Payment Window (Mths)	140 - 323	95 - 258	71 - 203	56 - 164	30 - 135
Expected Final Maturity	7/25/2032	2/25/2027	7/25/2022	4/25/2019	11/25/2016

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Maturity

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class M-1
Average Life (yrs)	9.92	6.85	5.39	5.03	6.57
Principal Payment Window (Mths)	53 - 286	37 - 214	42 - 165	49 - 131	64 - 107
Expected Final Maturity	6/25/2029	6/25/2023	5/25/2019	7/25/2016	7/25/2014

Class M-2
Average Life (yrs)	9.90	6.83	5.32	4.76	5.09
Principal Payment Window (Mths)	53 - 277	37 - 204	40 - 157	45 - 125	53 - 102
Expected Final Maturity	9/25/2028	8/25/2022	9/25/2018	1/25/2016	2/25/2014

Class M-3
Average Life (yrs)	9.86	6.80	5.26	4.60	4.57
Principal Payment Window (Mths)	53 - 266	37 - 194	40 - 148	43 - 117	48 - 96
Expected Final Maturity	10/25/2027	10/25/2021	12/25/2017	5/25/2015	8/25/2013

Class M-4
Average Life (yrs)	9.83	6.77	5.22	4.51	4.33
Principal Payment Window (Mths)	53 - 256	37 - 185	39 - 141	42 - 112	46 - 91
Expected Final Maturity	12/25/2026	1/25/2021	5/25/2017	12/25/2014	3/25/2013

Class M-5
Average Life (yrs)	9.78	6.73	5.18	4.43	4.16
Principal Payment Window (Mths)	53 - 247	37 - 178	38 - 135	40 - 106	43 - 87
Expected Final Maturity	3/25/2026	6/25/2020	11/25/2016	6/25/2014	11/25/2012

Class M-6
Average Life (yrs)	9.72	6.68	5.12	4.35	4.03
Principal Payment Window (Mths)	53 - 236	37 - 168	38 - 127	40 - 100	42 - 82
Expected Final Maturity	4/25/2025	8/25/2019	3/25/2016	12/25/2013	6/25/2012

Class M-7
Average Life (yrs)	9.63	6.61	5.06	4.27	3.91
Principal Payment Window (Mths)	53 - 224	37 - 159	38 - 120	39 - 94	40 - 76
Expected Final Maturity	4/25/2024	11/25/2018	8/25/2015	6/25/2013	12/25/2011

Class M-8
Average Life (yrs)	9.50	6.51	4.97	4.18	3.79
Principal Payment Window (Mths)	53 - 209	37 - 147	37 - 110	38 - 86	39 - 70
Expected Final Maturity	1/25/2023	11/25/2017	10/25/2014	10/25/2012	6/25/2011

Class M-9
Average Life (yrs)	9.29	6.34	4.84	4.06	3.66
Principal Payment Window (Mths)	53 - 193	37 - 134	37 - 100	38 - 79	38 - 64
Expected Final Maturity	9/25/2021	10/25/2016	12/25/2013	3/25/2012	12/25/2010

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate (1)

Scheduled Principal Balance:	$1,080,928,433

Number of Mortgage Loans:	6,254

Average Scheduled Principal Balance:	$172,838

Weighted Average Gross Coupon:	7.111%

Weighted Average Net Coupon: (2)	6.609%

Weighted Average FICO Score:	635

Weighted Average Combined Original LTV Ratio: (3)	77.84%

Weighted Average Stated Remaining Term (months):	354

Weighted Average Seasoning (months):	1

Weighted Average Months to Roll: (4)	24

Weighted Average Gross Margin: (4)	5.650%

Weighted Average Initial Rate Cap: (4)	1.498%

Weighted Average Periodic Rate Cap: (4)	1.498%

Weighted Average Gross Maximum Lifetime Rate: (4)	14.179%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool, as of the Cut-off Date, unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

(3)	LTV in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.

(4)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance ($)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1 - 25,000	23	495,471	0.05	9.264	189	99.17	683
25,001 - 50,000	160	6,606,384	0.61	8.168	253	77.13	648
50,001 - 75,000	596	38,361,167	3.55	7.732	326	74.72	614
75,001 - 100,000	862	76,556,424	7.08	7.508	349	76.35	612
100,001 - 125,000	858	96,979,470	8.97	7.331	353	77.46	617
125,001 - 150,000	774	106,285,720	9.83	7.206	356	77.61	626
150,001 - 175,000	624	101,053,799	9.35	7.153	352	77.00	624
175,001 - 200,000	540	101,476,737	9.39	7.110	359	78.06	628
200,001 - 225,000	429	91,209,935	8.44	7.094	358	79.23	634
225,001 - 250,000	266	63,241,304	5.85	6.970	358	78.34	639
250,001 - 275,000	205	53,681,082	4.97	6.862	359	77.87	651
275,001 - 300,000	222	64,054,511	5.93	6.996	356	78.38	641
300,001 - 325,000	138	43,177,753	3.99	6.945	358	79.38	645
325,001 - 350,000	110	37,210,427	3.44	7.014	356	78.56	638
350,001 - 375,000	93	33,609,455	3.11	6.937	356	78.59	643
375,001 - 400,000	82	31,989,597	2.96	6.954	355	78.44	642
400,001 - 425,000	39	16,184,531	1.50	6.954	356	78.50	646
425,001 - 450,000	55	24,216,150	2.24	6.835	359	77.73	650
450,001 - 475,000	33	15,248,786	1.41	6.776	359	78.64	670
475,001 - 500,000	50	24,467,806	2.26	6.937	355	77.41	638
500,001 - 750,000	95	54,821,923	5.07	6.629	359	77.99	689

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Current Mortgage Rate

Current Mortgage Rate (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
4.000 - 4.999	5	1,423,468	0.13	4.990	345	56.53	719
5.000 - 5.999	380	82,399,144	7.62	5.830	348	71.56	694
6.000 - 6.999	2,456	489,676,518	45.30	6.666	356	77.42	656
7.000 - 7.999	2,538	407,679,751	37.72	7.540	355	78.99	611
8.000 - 8.999	719	86,863,852	8.04	8.487	350	80.42	578
9.000 - 9.999	141	11,967,671	1.11	9.500	328	82.66	580
10.000 - 10.999	14	890,248	0.08	10.583	317	85.25	596
11.000 - 11.999	1	27,780	0.00	11.990	180	100.00	662

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
500 - 524	247	35,449,757	3.28	7.931	357	71.80	517
525 - 549	386	61,044,911	5.65	7.699	354	73.17	537
550 - 574	774	116,393,460	10.77	7.661	355	78.98	562
575 - 599	709	106,790,794	9.88	7.470	353	77.66	586
600 - 624	762	124,242,155	11.49	7.245	354	78.45	614
625 - 649	1,146	198,204,418	18.34	7.047	355	78.61	637
650 - 674	931	174,959,092	16.19	6.905	355	78.74	662
675 - 699	573	108,613,896	10.05	6.693	351	78.01	686
700 - 724	303	66,692,803	6.17	6.579	355	78.34	711
725 - 749	203	41,917,365	3.88	6.516	355	78.86	736
750 - 774	124	27,483,359	2.54	6.537	348	76.92	761
775 - 799	74	16,439,212	1.52	6.397	352	75.09	785
800 +	22	2,697,211	0.25	6.266	324	69.46	804

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1st Lien	6,109	1,075,097,157	99.46	7.101	355	77.72	635
2nd Lien	145	5,831,276	0.54	8.926	182	99.41	682

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Original LTV

Range of Combined Original LTV Ratios (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
10.01 - 15.00	2	99,860	0.01	8.875	359	13.13	550
15.01 - 20.00	5	375,452	0.03	7.278	286	18.51	647
20.01 - 25.00	22	1,680,541	0.16	6.810	309	22.77	634
25.01 - 30.00	20	2,187,635	0.20	6.396	343	27.57	631
30.01 - 35.00	19	1,716,966	0.16	6.949	334	32.70	629
35.01 - 40.00	52	6,757,459	0.63	6.638	339	38.06	625
40.01 - 45.00	54	6,935,031	0.64	6.655	344	42.77	638
45.01 - 50.00	108	15,038,433	1.39	6.847	334	47.73	627
50.01 - 55.00	90	13,828,206	1.28	6.885	345	52.72	617
55.01 - 60.00	170	26,849,357	2.48	6.728	346	57.74	614
60.01 - 65.00	193	31,871,459	2.95	6.960	351	63.17	602
65.01 - 70.00	328	53,092,235	4.91	7.033	347	68.55	611
70.01 - 75.00	482	82,953,904	7.67	7.211	352	73.66	605
75.01 - 80.00	3,122	594,690,256	55.02	7.030	357	79.73	654
80.01 - 85.00	546	92,595,078	8.57	7.262	358	83.91	612
85.01 - 90.00	897	144,393,944	13.36	7.455	356	89.32	610
90.01 - 95.00	10	536,551	0.05	8.141	180	95.00	673
95.01 - 100.00	134	5,326,067	0.49	9.007	186	99.98	682

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Full	4,484	684,302,945	63.31	7.170	353	78.34	618
Stated	1,545	346,656,586	32.07	7.015	357	76.53	667
Alternative	225	49,968,902	4.62	6.967	355	80.09	646

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Cash Out Refinance	3,880	639,029,974	59.12	7.164	352	76.42	614
Purchase	2,230	418,948,853	38.76	7.036	357	80.09	666
Rate/Term Refinance	144	22,949,606	2.12	6.983	347	76.27	636

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Primary Home	5,970	1,039,282,726	96.15	7.102	354	77.95	634
Investment	247	34,406,908	3.18	7.418	356	75.50	653
Second Home	37	7,238,799	0.67	6.986	356	73.29	660

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Property Type

Property Types	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Single Family Residence	4,833	797,057,747	73.74	7.139	353	77.71	629
Planned Unit Development	699	146,613,600	13.56	7.037	356	78.12	641
Condominium	448	71,155,854	6.58	7.006	356	78.22	659
2-4 Family	274	66,101,232	6.12	7.045	359	78.44	659

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by State

State	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
California	818	218,971,501	20.26	6.729	355	74.37	649
Florida	932	143,608,812	13.29	7.140	354	77.76	633
Illinois	413	76,486,793	7.08	7.147	357	79.99	638
Texas	449	48,544,580	4.49	7.351	337	77.65	624
New Jersey	165	42,914,504	3.97	7.119	354	75.81	631
Maryland	190	40,469,206	3.74	7.164	358	77.59	627
Massachusetts	157	38,964,303	3.60	7.142	357	77.60	640
Washington	221	37,838,687	3.50	6.926	354	78.92	640
Arizona	224	37,452,794	3.46	7.168	355	78.39	618
Nevada	177	35,376,465	3.27	7.017	357	77.72	636
Virginia	161	32,546,138	3.01	7.205	356	77.18	632
Connecticut	167	31,498,740	2.91	7.051	357	77.55	633
Oregon	144	22,341,713	2.07	6.972	354	79.77	655
Georgia	163	21,997,649	2.04	7.592	355	80.72	635
Colorado	135	21,686,871	2.01	6.859	354	78.22	653
Other	1,738	230,229,677	21.30	7.399	353	80.37	624

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
109 - 120	23	1,795,990	0.17	7.189	119	71.03	625
169 - 180	267	19,295,655	1.79	7.468	179	75.24	649
229 - 240	111	11,454,979	1.06	6.885	239	68.37	646
289 - 300	8	986,073	0.09	7.037	299	63.07	607
349 - 360	5,845	1,047,395,736	96.90	7.107	359	78.02	634

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed - 10 Year	23	1,795,990	0.17	7.189	119	71.03	625
Fixed - 15 Year	130	13,625,831	1.26	6.870	179	65.46	635
Fixed - 20 Year	111	11,454,979	1.06	6.885	239	68.37	646
Fixed - 25 Year	8	986,073	0.09	7.037	299	63.07	607
Fixed - 30 Year	1,685	247,758,265	22.92	6.951	359	75.42	635
Interest Only Fixed - 30 Year	65	15,122,650	1.40	6.443	359	73.28	670
ARM 2/6 Balloon 30/40	291	63,812,593	5.90	7.129	360	79.63	624
ARM 3/6 Balloon 30/40	16	2,536,811	0.23	6.955	360	78.69	649
ARM 5/6 Balloon 30/40	2	456,500	0.04	6.669	360	79.70	661
ARM 6 Month Balloon 30/40	1	219,880	0.02	6.000	359	75.86	620
Balloon - 15/30	137	5,669,824	0.52	8.905	180	98.75	681
Balloon - 30/40	57	13,635,833	1.26	6.483	360	75.76	646
ARM - 6 Month	1	187,143	0.02	6.250	358	75.00	671
ARM - 2 Year/6 Month	2,932	512,112,118	47.38	7.323	359	78.88	621
ARM - 3 Year/6 Month	133	17,987,269	1.66	7.556	359	79.31	620
ARM - 5 Year/6 Month	30	5,239,759	0.48	7.123	359	78.46	643
Interest Only Arm - 2 Year/6 Month	614	163,982,878	15.17	6.735	359	79.08	675
Interest Only Arm - 3 Year/6 Month	17	4,186,779	0.39	6.809	359	77.93	675
Interest Only Arm - 5 Year/6 Month	1	157,257	0.01	7.875	359	85.00	695

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate	2216	310,049,445	28.68	6.937	342	75.00	638
1.000	17	3,249,361	0.30	7.322	359	75.15	615
1.500	4,021	767,629,627	71.02	7.180	359	79.00	634

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate	2216	310,049,445	28.68	6.937	342	75.00	638
1.000	17	3,249,361	0.30	7.322	359	75.15	615
1.500	4,021	767,629,627	71.02	7.180	359	79.00	634

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	2,216	310,049,445	28.68	6.937	342	75.00	638
December 2005	1	187,143	0.02	6.250	358	75.00	671
January 2006	1	219,880	0.02	6.000	359	75.86	620
November 2006	1	91,297	0.01	8.625	351	90.00	523
January 2007	1	601,460	0.06	6.990	353	60.80	631
April 2007	2	434,190	0.04	7.263	356	81.95	623
May 2007	19	4,138,088	0.38	7.367	357	81.92	645
June 2007	1,167	222,696,792	20.60	7.174	358	78.53	632
July 2007	1,324	256,134,758	23.70	7.161	359	79.10	630
August 2007	1,323	255,811,004	23.67	7.188	360	79.26	638
June 2008	50	6,894,348	0.64	7.404	358	77.19	630
July 2008	47	6,825,927	0.63	7.371	359	80.40	625
August 2008	69	10,990,584	1.02	7.343	360	79.30	638
June 2010	8	950,483	0.09	7.349	358	80.15	655
July 2010	17	3,636,454	0.34	7.108	359	77.43	639
August 2010	8	1,266,580	0.12	6.925	360	81.41	659

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	2,216	310,049,445	28.68	6.937	342	75.00	638
<= 12.500	11	2,479,490	0.23	5.523	359	72.87	694
12.501 - 13.000	138	33,066,790	3.06	5.919	359	77.57	694
13.001 - 13.500	490	111,038,093	10.27	6.374	359	78.34	672
13.501 - 14.000	1,141	242,905,193	22.47	6.856	359	78.48	650
14.001 - 14.500	943	174,731,952	16.16	7.331	359	78.94	624
14.501 - 15.000	804	136,684,285	12.65	7.815	359	80.21	599
15.001 - 15.500	268	39,296,134	3.64	8.327	359	80.22	578
15.501 - 16.000	174	22,805,033	2.11	8.817	359	80.86	572
16.001 - 16.500	42	4,513,343	0.42	9.334	359	80.01	561
16.501 - 17.000	21	2,742,928	0.25	9.815	359	78.04	563
17.001 - 17.500	3	314,793	0.03	10.190	359	81.69	546
17.501 - 18.000	3	300,954	0.03	10.953	360	82.69	614

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	2,216	310,049,445	28.68	6.937	342	75.00	638
<= 3.500	6	1,048,720	0.10	6.215	360	76.28	718
3.501 - 4.000	57	11,614,134	1.07	6.847	360	79.16	664
4.001 - 4.500	378	79,297,831	7.34	6.673	359	79.28	657
4.501 - 5.000	387	90,999,887	8.42	6.374	359	77.98	672
5.001 - 5.500	920	195,541,473	18.09	6.824	359	78.55	652
5.501 - 6.000	875	168,134,833	15.55	7.210	359	78.47	626
6.001 - 6.500	768	133,231,700	12.33	7.709	359	79.85	608
6.501 - 7.000	350	52,750,734	4.88	8.104	359	79.93	590
7.001 - 7.500	199	26,882,985	2.49	8.673	359	81.68	571
7.501 - 8.000	66	7,585,106	0.70	9.038	359	79.01	568
8.001 - 8.500	25	3,067,164	0.28	9.716	359	79.05	566
8.501 - 9.000	3	291,523	0.03	10.066	359	83.69	566
9.001 - 9.500	4	432,897	0.04	10.693	359	81.87	586

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
0	1,132	183,637,287	16.99	7.348	349	77.78	630
6	173	34,798,945	3.22	7.243	356	79.39	644
12	397	86,687,605	8.02	7.059	358	78.32	652
18	42	7,574,414	0.70	7.200	358	83.02	602
24	2,209	413,766,666	38.28	7.165	358	79.11	634
30	54	9,160,109	0.85	7.230	359	76.82	599
36	939	155,598,430	14.39	6.981	354	76.89	633
42	9	1,792,974	0.17	6.730	359	78.95	640
48	9	1,513,475	0.14	6.846	355	78.00	618
54	3	316,710	0.03	6.730	359	81.27	643
60	1,287	186,081,818	17.21	6.861	347	75.17	637

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1 (1)

Scheduled Principal Balance:	$426,062,034

Number of Mortgage Loans:	2,654

Average Scheduled Principal Balance:	$160,536

Weighted Average Gross Coupon:	7.131%

Weighted Average Net Coupon: (2)	6.629%

Weighted Average FICO Score:	635

Weighted Average Original LTV Ratio: (3)	78.42%

Weighted Average Stated Remaining Term (months):	354

Weighted Average Seasoning (months):	1

Weighted Average Months to Roll: (4)	23

Weighted Average Gross Margin: (4)	5.580%

Weighted Average Initial Rate Cap: (4)	1.499%

Weighted Average Periodic Rate Cap: (4)	1.499%

Weighted Average Gross Maximum Lifetime Rate: (4)	14.132%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool as of the Cut-off Date unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

(3)	in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.

(4)	Calculated based on the Group 1 scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance ($)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
25,001 - 50,000	35	1,746,365	0.41	7.49	308	55.70	614
50,001 - 75,000	245	15,869,750	3.72	7.739	322	74.65	618
75,001 - 100,000	365	32,309,986	7.58	7.49	349	77.79	618
100,001 - 125,000	374	42,347,217	9.94	7.26	349	77.89	629
125,001 - 150,000	376	51,414,666	12.07	7.211	358	79.02	635
150,001 - 175,000	287	46,425,006	10.90	7.155	354	77.80	631
175,001 - 200,000	256	48,176,356	11.31	7.129	359	79.48	634
200,001 - 225,000	215	45,783,946	10.75	7.091	359	80.03	634
225,001 - 250,000	134	31,939,770	7.50	6.907	357	78.70	643
250,001 - 275,000	109	28,536,918	6.70	6.884	359	77.83	647
275,001 - 300,000	111	31,869,242	7.48	6.94	356	78.83	647
300,001 - 325,000	58	18,203,683	4.27	6.906	359	79.64	650
325,001 - 350,000	61	20,543,887	4.82	7.055	357	78.96	638
350,001 - 375,000	14	4,986,043	1.17	6.578	359	73.83	643
375,001 - 400,000	6	2,337,222	0.55	6.658	359	79.42	646
400,001 - 425,000	3	1,247,715	0.29	7.309	320	76.08	692
425,001 - 450,000	1	436,000	0.10	6.25	360	80.00	631
450,001 - 475,000	3	1,388,674	0.33	6.744	358	81.64	638
475,001 - 500,000	1	499,589	0.12	6.99	359	72.89	669

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Current Mortgage Rate

Current Mortgage Rate (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
5.000 - 5.999	133	25,077,166	5.89	5.873	349	72.07	683
6.000 - 6.999	1,077	194,650,071	45.69	6.686	355	77.74	656
7.000 - 7.999	1,173	175,519,350	41.20	7.543	355	79.59	614
8.000 - 8.999	231	27,081,152	6.36	8.489	350	81.01	585
9.000 - 9.999	37	3,471,439	0.81	9.474	352	83.32	577
10.000 - 10.999	3	262,856	0.06	10.997	359	78.98	624

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
500 - 524	62	7,660,825	1.80	7.894	354	73.10	517
525 - 549	103	16,324,543	3.83	7.562	347	73.86	537
550 - 574	332	48,286,389	11.33	7.726	354	80.92	562
575 - 599	298	44,263,322	10.39	7.465	352	77.90	586
600 - 624	350	54,154,025	12.71	7.266	354	79.42	614
625 - 649	561	90,333,171	21.20	7.077	355	78.90	637
650 - 674	416	71,457,282	16.77	6.903	357	78.11	662
675 - 699	245	42,212,939	9.91	6.774	354	77.95	686
700 - 724	123	22,025,338	5.17	6.634	358	77.86	711
725 - 749	85	14,502,483	3.40	6.564	357	78.50	735
750 - 774	46	9,244,773	2.17	6.59	352	78.31	760
775 - 799	22	4,077,438	0.96	6.662	350	77.36	787
800 +	11	1,519,504	0.36	6.305	326	65.16	805

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
1st Lien	2,654	426,062,034	100.00	7.131	354	78.42	635

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Original LTV

Range of Combined Original LTV Ratios (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
10.01 - 15.00	1	49,948	0.01	8.25	359	14.49	581
15.01 - 20.00	4	325,611	0.08	7.328	302	18.75	652
20.01 - 25.00	10	633,376	0.15	6.725	311	22.34	587
25.01 - 30.00	5	489,769	0.11	6.945	337	26.80	637
30.01 - 35.00	8	739,803	0.17	6.927	322	32.44	643
35.01 - 40.00	17	2,231,000	0.52	6.632	342	37.60	635
40.01 - 45.00	20	2,016,928	0.47	7.197	329	42.69	620
45.01 - 50.00	40	5,686,120	1.33	6.799	326	47.58	629
50.01 - 55.00	38	4,722,592	1.11	7.238	349	52.79	608
55.01 - 60.00	54	7,889,352	1.85	6.809	342	57.38	625
60.01 - 65.00	58	9,489,568	2.23	6.909	349	63.39	613
65.01 - 70.00	118	18,950,927	4.45	7.067	345	68.76	609
70.01 - 75.00	141	22,539,954	5.29	7.199	348	73.67	609
75.01 - 80.00	1,562	260,563,659	61.16	7.019	356	79.83	654
80.01 - 85.00	203	33,402,362	7.84	7.339	358	84.05	600
85.01 - 90.00	374	56,231,122	13.20	7.649	357	89.44	595
90.01 - 95.00	0	0	0.00	0.000	0	0.00	0
95.01 - 100.00	1	99,943	0.02	8.759	359	100.00	640

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Full	1,780	264,689,723	62.12	7.154	353	79.39	621
Stated	776	143,621,989	33.71	7.099	357	76.52	662
Alternative	98	17,750,323	4.17	7.05	353	79.48	629

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Cashout Refinance	1,528	235,325,905	55.23	7.214	351	77.27	613
Purchase	1,074	182,980,194	42.95	7.029	359	79.96	664
Rate/Term Refinance	52	7,755,935	1.82	7.024	344	77.20	636

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Primary Home	2,547	410,552,134	96.36	7.121	354	78.53	635
Investment	88	12,037,201	2.83	7.449	358	76.23	655
Second Home	19	3,472,699	0.82	7.213	354	72.99	639

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Property Type

Property Types	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Single Family Residence	2,007	305,432,251	71.69	7.186	354	78.46	628
Planned Unit Development	297	55,251,952	12.97	7.005	355	77.77	648
2-4 Family	151	33,748,474	7.92	6.996	359	78.78	661
Condo	199	31,629,357	7.42	6.965	358	78.87	658

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by State

State	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
California	283	63,939,580	15.01	6.854	357	73.76	634
Florida	333	50,640,013	11.89	7.121	356	78.00	640
Illinois	221	39,021,099	9.16	7.119	358	80.88	643
Texas	283	30,081,018	7.06	7.262	328	76.89	622
Maryland	101	20,214,237	4.74	7.081	358	78.65	633
Massachusetts	81	18,998,019	4.46	7.094	358	78.40	639
Washington	98	17,550,590	4.12	6.906	356	79.80	641
Arizona	89	15,721,272	3.69	7.106	359	79.76	628
Connecticut	80	14,344,528	3.37	6.994	359	79.00	633
New Jersey	61	13,149,275	3.09	7.069	350	76.60	632
Nevada	61	11,933,208	2.80	7.039	359	78.42	649
Oregon	76	11,619,336	2.73	7.026	359	79.53	648
Georgia	81	10,649,724	2.50	7.545	355	80.56	643
Colorado	68	10,428,369	2.45	6.853	356	79.63	644
Virginia	49	9,619,468	2.26	7.167	356	79.39	648
Other	689	88,152,296	20.69	7.404	354	80.46	628

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
109 - 120	20	1,523,365	0.36	7.202	119	70.50	631
169 - 180	59	5,370,805	1.26	7.194	179	66.71	615
229 - 240	49	5,115,241	1.20	7.011	239	67.17	645
289 - 300	4	531,126	0.12	7.308	299	70.72	579
349 - 360	2,522	413,521,497	97.06	7.131	359	78.75	635

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed - 10 Year	20	1,523,365	0.36	7.202	119	70.50	631
Fixed - 15 Year	58	5,306,435	1.25	7.191	179	66.99	616
Fixed - 20 Year	49	5,115,241	1.20	7.011	239	67.17	645
Fixed - 25 Year	4	531,126	0.12	7.308	299	70.72	579
Fixed - 30 Year	725	98,008,165	23.00	7.133	359	74.83	625
ARM 2/6 Balloon 30/40	131	25,527,934	5.99	7.061	360	78.93	632
ARM 3/6 Balloon 30/40	11	1,988,761	0.47	6.869	360	81.37	651
ARM 6 Month Balloon 30/40	1	219,880	0.05	6	359	75.86	620
Balloon - 15/30	1	64,369	0.02	7.49	179	43.92	584
Balloon - 30/40	16	3,130,167	0.73	6.725	360	81.35	640
ARM - 6 Month	1	187,143	0.04	6.25	358	75.00	671
ARM - 2 Year/6 Month	1,280	212,374,857	49.85	7.242	359	80.49	630
ARM - 3 Year/6 Month	53	6,889,613	1.62	7.547	359	79.01	621
Interest Only Arm - 2 Year/6 Month	296	63,596,118	14.93	6.78	359	78.71	670
Interest Only Arm - 3 Year/6 Month	8	1,598,859	0.38	7.018	359	79.05	691

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	873	113,678,869	26.68	7.121	342	74.20	626
1.000	4	827,344	0.19	6.712	359	73.25	648
1.500	1,777	311,555,820	73.12	7.136	359	79.98	638

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	873	113,678,869	26.68	7.121	342	74.20	626
1.000	4	827,344	0.19	6.712	359	73.25	648
1.500	1,777	311,555,820	73.12	7.136	359	79.98	638

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	873	113,678,869	26.68	7.121	342	74.20	626
December 05	1	187,143	0.04	6.25	358	75.00	671
January 06	1	219,880	0.05	6	359	75.86	620
April 07	1	264,720	0.06	7.24	356	80.00	635
May 07	7	1,422,179	0.33	7.072	357	80.00	685
June 07	501	88,374,620	20.74	7.144	358	79.70	633
July 07	580	102,488,181	24.05	7.12	359	80.25	636
August 07	618	108,949,208	25.57	7.126	360	79.96	645
June 08	20	3,141,880	0.74	7.2	358	78.47	646
July 08	24	3,416,160	0.80	7.364	359	79.39	633
August 08	28	3,919,193	0.92	7.424	360	80.31	633

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	873	113,678,869	26.68	7.121	342	74.20	626
<= 12.500	4	727,184	0.17	5.844	359	77.03	676
12.501 - 13.000	71	14,657,612	3.44	5.947	359	77.50	680
13.001 - 13.500	226	42,539,407	9.98	6.372	359	78.59	675
13.501 - 14.000	541	105,793,124	24.83	6.856	359	79.18	651
14.001 - 14.500	439	74,362,751	17.45	7.325	359	80.29	625
14.501 - 15.000	361	56,162,402	13.18	7.822	359	81.46	607
15.001 - 15.500	72	9,678,768	2.27	8.332	359	83.58	595
15.501 - 16.000	47	6,366,502	1.49	8.809	359	83.25	587
16.001 - 16.500	13	1,329,730	0.31	9.395	359	86.97	579
16.501 - 17.000	5	556,730	0.13	9.738	360	87.77	598
17.501 - 18.000	2	208,954	0.05	10.999	359	83.88	653

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	873	113,678,869	26.68	7.121	342	74.20	626
<= 3.500	4	695,120	0.16	6.602	360	80.00	703
3.501 - 4.000	28	5,029,698	1.18	6.986	360	80.30	673
4.001 - 4.500	197	38,733,326	9.09	6.714	359	80.31	653
4.501 - 5.000	170	32,389,954	7.60	6.365	359	78.02	675
5.001 - 5.500	430	83,015,429	19.48	6.817	359	79.37	654
5.501 - 6.000	403	72,167,108	16.94	7.202	359	79.45	626
6.001 - 6.500	342	52,505,251	12.32	7.711	359	81.11	615
6.501 - 7.000	125	17,093,328	4.01	8.025	359	81.66	605
7.001 - 7.500	55	7,700,648	1.81	8.679	359	84.55	587
7.501 - 8.000	18	2,134,747	0.50	9.002	359	81.16	588
8.001 - 8.500	7	709,600	0.17	9.636	359	87.53	597
9.001 - 9.500	2	208,954	0.05	10.999	359	83.88	653

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
0	630	88,687,139	20.82	7.287	346	78.32	630
6	99	17,355,875	4.07	7.243	353	79.93	641
12	203	38,521,025	9.04	7.052	358	78.38	653
18	24	4,187,329	0.98	7.088	357	83.69	607
24	1,041	177,113,352	41.57	7.108	359	79.50	638
30	25	4,514,222	1.06	7.178	359	77.87	602
36	632	95,683,092	22.46	7.041	353	76.06	629

Total:	2,654	426,062,034	100.00	7.131	354	78.42	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2(1)

Scheduled Principal Balance:	$654,866,399

Number of Mortgage Loans:	3,600

Average Scheduled Principal Balance:	$181,907

Weighted Average Gross Coupon:	7.098%

Weighted Average Net Coupon: (2)	6.596%

Weighted Average FICO Score:	635

Weighted Average Combined Original LTV Ratio: (3)	77.46%

Weighted Average Stated Remaining Term (months):	354

Weighted Average Seasoning (months):	1

Weighted Average Months to Roll: (4)	24

Weighted Average Gross Margin: (4)	5.698%

Weighted Average Initial Rate Cap: (4)	1.497%

Weighted Average Periodic Rate Cap: (4)	1.497%

Weighted Average Gross Maximum Lifetime Rate: (4)	14.211%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool as of the Cut-off Date unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

(3)	LTV in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.

(4)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance ($)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1 - 25,000	23	495,471	0.08	9.264	189	99.17	683
25,001 - 50,000	125	4,860,019	0.74	8.412	233	84.83	661
50,001 - 75,000	351	22,491,417	3.43	7.726	328	74.78	612
75,001 - 100,000	497	44,246,438	6.76	7.521	349	75.30	607
100,001 - 125,000	484	54,632,253	8.34	7.386	356	77.12	608
125,001 - 150,000	398	54,871,054	8.38	7.201	355	76.30	618
150,001 - 175,000	337	54,628,793	8.34	7.151	351	76.33	619
175,001 - 200,000	284	53,300,381	8.14	7.094	359	76.78	624
200,001 - 225,000	214	45,425,990	6.94	7.097	357	78.43	635
225,001 - 250,000	132	31,301,535	4.78	7.034	358	77.98	636
250,001 - 275,000	96	25,144,163	3.84	6.836	359	77.90	655
275,001 - 300,000	111	32,185,269	4.91	7.052	356	77.93	636
300,001 - 325,000	80	24,974,070	3.81	6.973	357	79.18	642
325,001 - 350,000	49	16,666,541	2.55	6.963	356	78.06	639
350,001 - 375,000	79	28,623,412	4.37	7.000	355	79.41	643
375,001 - 400,000	76	29,652,375	4.53	6.978	355	78.37	642
400,001 - 425,000	36	14,936,816	2.28	6.924	359	78.71	643
425,001 - 450,000	54	23,780,150	3.63	6.845	359	77.69	651
450,001 - 475,000	30	13,860,112	2.12	6.779	359	78.34	674
475,001 - 500,000	49	23,968,216	3.66	6.936	355	77.51	637
500,001 - 750,000	95	54,821,923	8.37	6.629	359	77.99	689

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Current Mortgage Rate

Current Mortgage Rate (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
4.000 - 4.999	5	1,423,468	0.22	4.990	345	56.53	719
5.000 - 5.999	247	57,321,977	8.75	5.812	348	71.33	699
6.000 - 6.999	1,379	295,026,448	45.05	6.653	356	77.20	655
7.000 - 7.999	1,365	232,160,401	35.45	7.538	356	78.53	609
8.000 - 8.999	488	59,782,700	9.13	8.486	350	80.15	576
9.000 - 9.999	104	8,496,232	1.30	9.511	318	82.38	581
10.000 - 10.999	11	627,393	0.10	10.410	299	87.88	584
11.000 - 11.999	1	27,780	0.00	11.990	180	100.00	662

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
500 - 524	185	27,788,932	4.24	7.941	357	71.44	517
525 - 549	283	44,720,368	6.83	7.750	356	72.92	537
550 - 574	442	68,107,071	10.40	7.616	356	77.60	562
575 - 599	411	62,527,472	9.55	7.474	354	77.48	587
600 - 624	412	70,088,130	10.70	7.230	354	77.70	613
625 - 649	585	107,871,247	16.47	7.022	355	78.36	637
650 - 674	515	103,501,810	15.81	6.907	354	79.18	662
675 - 699	328	66,400,957	10.14	6.642	350	78.04	686
700 - 724	180	44,667,465	6.82	6.551	353	78.58	710
725 - 749	118	27,414,881	4.19	6.491	354	79.06	737
750 - 774	78	18,238,586	2.79	6.510	346	76.21	762
775 - 799	52	12,361,773	1.89	6.310	353	74.34	785
800 +	11	1,177,707	0.18	6.215	322	75.00	803

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1st Lien	3,455	649,035,123	99.11	7.081	355	77.26	634
2nd Lien	145	5,831,276	0.89	8.926	182	99.41	682

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Original LTV

Range of Combined Original LTV Ratios (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
10.01 - 15.00	1	49,912	0.01	9.500	358	11.76	519
15.01 - 20.00	1	49,842	0.01	6.950	179	16.95	616
20.01 - 25.00	12	1,047,165	0.16	6.862	308	23.02	662
25.01 - 30.00	15	1,697,866	0.26	6.238	345	27.80	629
30.01 - 35.00	11	977,163	0.15	6.965	342	32.90	618
35.01 - 40.00	35	4,526,459	0.69	6.641	338	38.28	619
40.01 - 45.00	34	4,918,103	0.75	6.433	349	42.81	645
45.01 - 50.00	68	9,352,312	1.43	6.876	339	47.83	626
50.01 - 55.00	52	9,105,613	1.39	6.702	343	52.68	621
55.01 - 60.00	116	18,960,005	2.90	6.694	347	57.89	610
60.01 - 65.00	135	22,381,890	3.42	6.981	352	63.08	597
65.01 - 70.00	210	34,141,308	5.21	7.015	348	68.43	613
70.01 - 75.00	341	60,413,950	9.23	7.216	353	73.65	603
75.01 - 80.00	1,560	334,126,596	51.02	7.039	358	79.64	653
80.01 - 85.00	343	59,192,716	9.04	7.218	358	83.84	620
85.01 - 90.00	523	88,162,822	13.46	7.332	356	89.24	619
90.01 - 95.00	10	536,551	0.08	8.141	180	95.00	673
95.01 - 100.00	133	5,226,124	0.80	9.012	183	99.98	683

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Full	2,704	419,613,222	64.08	7.180	353	77.68	615
Stated	769	203,034,597	31.00	6.956	356	76.53	671
Alternative	127	32,218,579	4.92	6.921	355	80.43	655

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Cashout Refinance	2,352	403,704,069	61.65	7.136	353	75.93	615
Purchase	1,156	235,968,659	36.03	7.042	356	80.19	668
Rate/Term Refinance	92	15,193,671	2.32	6.962	349	75.80	636

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Primary Home	3,423	628,730,592	96.01	7.089	354	77.57	634
Investment	159	22,369,708	3.42	7.401	355	75.11	652
Second Home	18	3,766,100	0.58	6.776	359	73.57	679

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Property Type

Property Types	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Single Family Residence	2,826	491,625,495	75.07	7.110	353	77.24	631
Planned Unit Development	402	91,361,649	13.95	7.055	357	78.33	637
Condo	249	39,526,497	6.04	7.039	354	77.71	660
2-4 Family	123	32,352,757	4.94	7.097	358	78.07	657

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by State

State	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
California	535	155,031,921	23.67	6.677	354	74.62	655
Florida	599	92,968,799	14.20	7.149	353	77.63	630
Illinois	192	37,465,694	5.72	7.176	356	79.07	633
New Jersey	104	29,765,229	4.55	7.140	356	75.47	631
Nevada	116	23,443,257	3.58	7.007	356	77.37	629
Virginia	112	22,926,670	3.50	7.221	356	76.26	625
Arizona	135	21,731,522	3.32	7.213	352	77.39	612
Washington	123	20,288,096	3.10	6.943	351	78.16	639
Maryland	89	20,254,969	3.09	7.246	357	76.52	620
Massachusetts	76	19,966,284	3.05	7.189	356	76.83	641
Ohio	145	19,224,056	2.94	7.394	356	82.02	605
Texas	166	18,463,562	2.82	7.495	351	78.88	628
Connecticut	87	17,154,211	2.62	7.098	354	76.33	633
Missouri	117	14,014,013	2.14	7.531	353	79.96	611
Pennsylvania	97	13,489,706	2.06	7.203	344	77.94	619
Other	907	128,678,409	19.65	7.337	353	80.07	632

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
109 - 120	3	272,625	0.04	7.116	119	73.98	597
169 - 180	208	13,924,850	2.13	7.574	179	78.53	661
229 - 240	62	6,339,738	0.97	6.783	239	69.35	647
289 - 300	4	454,947	0.07	6.721	299	54.14	639
349 - 360	3,323	633,874,239	96.79	7.091	359	77.54	634

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed - 10 Year	3	272,625	0.04	7.116	119	73.98	597
Fixed - 15 Year	72	8,319,395	1.27	6.666	179	64.48	648
Fixed - 20 Year	62	6,339,738	0.97	6.783	239	69.35	647
Fixed - 25 Year	4	454,947	0.07	6.721	299	54.14	639
Fixed - 30 Year	960	149,750,100	22.87	6.832	359	75.81	641
Interest Only Fixed - 30 Year	65	15,122,650	2.31	6.443	359	73.28	670
ARM 2/6 Balloon 30/40	160	38,284,659	5.85	7.175	360	80.10	619
ARM 3/6 Balloon 30/40	5	548,050	0.08	7.268	360	68.95	641
ARM 5/6 Balloon 30/40	2	456,500	0.07	6.669	360	79.70	661
Balloon - 15/30	136	5,605,455	0.86	8.921	180	99.38	682
Balloon - 30/40	41	10,505,666	1.60	6.411	360	74.09	648
ARM - 2 Year/6 Month	1,652	299,737,262	45.77	7.380	359	77.74	615
ARM - 3 Year/6 Month	80	11,097,656	1.69	7.562	359	79.50	619
ARM - 5 Year/6 Month	30	5,239,759	0.80	7.123	359	78.46	643
Interest Only Arm - 2 Year/6 Month	318	100,386,760	15.33	6.706	359	79.30	678
Interest Only Arm - 3 Year/6 Month	9	2,587,920	0.40	6.680	359	77.24	666
Interest Only Arm - 5 Year/6 Month	1	157,257	0.02	7.875	359	85.00	695

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,343	196,370,576	29.99	6.831	342	75.46	645
1.000	13	2,422,017	0.37	7.531	358	75.80	604
1.500	2,244	456,073,806	69.64	7.210	359	78.33	630

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,343	196,370,576	29.99	6.831	342	75.46	645
1.000	13	2,422,017	0.37	7.531	358	75.80	604
1.500	2,244	456,073,806	69.64	7.210	359	78.33	630

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,343	196,370,576	29.99	6.831	342	75.46	645
November 06	1	91,297	0.01	8.625	351	90.00	523
January 07	1	601,460	0.09	6.990	353	60.80	631
April 07	1	169,470	0.03	7.300	356	85.00	603
May 07	12	2,715,909	0.41	7.521	357	82.92	624
June 07	666	134,322,172	20.51	7.194	358	77.76	631
July 07	744	153,646,577	23.46	7.189	359	78.33	627
August 07	705	146,861,796	22.43	7.234	360	78.74	632
June 08	30	3,752,468	0.57	7.575	358	76.12	616
July 08	23	3,409,768	0.52	7.378	359	81.40	617
August 08	41	7,071,391	1.08	7.298	360	78.73	641
June 10	8	950,483	0.15	7.349	358	80.15	655
July 10	17	3,636,454	0.56	7.108	359	77.43	639
August 10	8	1,266,580	0.19	6.925	360	81.41	659

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,343	196,370,576	29.99	6.831	342	75.46	645
<= 12.500	7	1,752,305	0.27	5.390	359	71.14	702
12.501 - 13.000	67	18,409,178	2.81	5.897	359	77.62	706
13.001 - 13.500	264	68,498,686	10.46	6.376	359	78.19	670
13.501 - 14.000	600	137,112,069	20.94	6.856	359	77.94	649
14.001 - 14.500	504	100,369,201	15.33	7.335	359	77.95	623
14.501 - 15.000	443	80,521,883	12.30	7.810	359	79.33	593
15.001 - 15.500	196	29,617,366	4.52	8.325	359	79.13	573
15.501 - 16.000	127	16,438,531	2.51	8.820	359	79.94	566
16.001 - 16.500	29	3,183,613	0.49	9.309	359	77.10	553
16.501 - 17.000	16	2,186,198	0.33	9.834	359	75.56	554
17.001 - 17.500	3	314,793	0.05	10.190	359	81.69	546
17.501 - 18.000	1	92,000	0.01	10.850	360	80.00	524

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

Distribution by Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,343	196,370,576	29.99	6.831	342	75.46	645
<= 3.500	2	353,600	0.05	5.456	360	68.97	749
3.501 - 4.000	29	6,584,436	1.01	6.740	359	78.28	657
4.001 - 4.500	181	40,564,505	6.19	6.634	359	78.29	660
4.501 - 5.000	217	58,609,933	8.95	6.380	359	77.95	670
5.001 - 5.500	490	112,526,044	17.18	6.829	359	77.94	651
5.501 - 6.000	472	95,967,725	14.65	7.216	359	77.73	626
6.001 - 6.500	426	80,726,449	12.33	7.707	359	79.04	603
6.501 - 7.000	225	35,657,406	5.44	8.141	359	79.10	582
7.001 - 7.500	144	19,182,337	2.93	8.670	359	80.52	565
7.501 - 8.000	48	5,450,358	0.83	9.053	359	78.16	560
8.001 - 8.500	18	2,357,564	0.36	9.740	359	76.49	557
8.501 - 9.000	3	291,523	0.04	10.066	359	83.69	566
9.001 - 9.500	2	223,943	0.03	10.408	359	80.00	522

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
0	502	94,950,148	14.50	7.404	353	77.28	631
6	74	17,443,070	2.66	7.244	359	78.86	646
12	194	48,166,581	7.36	7.064	358	78.28	651
18	18	3,387,085	0.52	7.337	359	82.19	596
24	1,168	236,653,314	36.14	7.208	358	78.82	630
30	29	4,645,887	0.71	7.281	359	75.81	597
36	307	59,915,338	9.15	6.886	356	78.20	639
42	9	1,792,974	0.27	6.730	359	78.95	640
48	9	1,513,475	0.23	6.846	355	78.00	618
54	3	316,710	0.05	6.730	359	81.27	643
60	1,287	186,081,818	28.42	6.861	347	75.17	637

Total:	3,600	654,866,399	100.00	7.098	354	77.46	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.